--------------------------------------------------------------------------------
      ARMSTRONG
      ASSOCIATES
      INC.
--------------------------------------------------------------------------------
OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------

C.K. Lawson
President, Treasurer
and Director

Candace L. King
Vice President and
Secretary

Eugene P. Frenkel, M.D.
Director
Professor of Internal
Medicine and Radiology
Southwestern Medical
School

Douglas W. Maclay
Director
President, Maclay Properties Company

R.H. Stewart Mitchell
Director
Private Investor

Cruger S. Ragland
Director
Retired President,
Ragland Insurance
Agency, Inc.

Ann D. Reed
Director
Private Investor

Custodian
Union Bank of California, N.A.
San Francisco, California

Transfer Agent
Portfolios, Inc.
Dallas, Texas

Auditors
Grant Thornton LLP
Dallas, Texas

Investment Advisor
Portfolios, Inc.
Dallas, Texas

This report is prepared for the information of the shareholders of Armstrong Associates, Inc. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

--------------------------------------------------------------------------------
TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

June 30, 2001, marked the end of the fiscal year of Armstrong Associates, Inc. At that time Armstrong's total net assets were $17,564,531 and the per share price was $12.56. In addition, a capital gain distribution of $1.19 per share was made to shareholders in December 2000 that is not reflected in the year end per share price.

The investment environment for the fiscal year was generally negative and day-to-day market action was frequently quite volatile. Technology stocks, particularly those related to communications and the internet, led equity market indices generally downward as investors reacted to a slowing economy and corporate reports of sharp contractions in revenues and earnings. Magnifying the domestic economic slow down, important foreign trading partners also experienced slowing economies during the year.

Investment results for equities reflected the deteriorating economic picture. Specifically, the capitalization-weighted Standard and Poor's 500 declined -15.82% in price for the fiscal year period while the cap-weighted NASDAQ, after three particularly strong years, declined -45.52%. The equally-weighted Value Line Composite, reflecting the average price change of approximately 1,700 issues, declined -1.94%. Armstrong's total investment return for the fiscal year, assuming the reinvestment of the capital gain distribution, was -12.99%.

The important question many investors are asking now is what does 2002 and beyond hold for investors? The duration and magnitude of the current economic slowdown is not readily determinable with any certainty except by hindsight and we can only guess as to what factors might serve as eventual catalysts for an improving market environment. Nevertheless, we believe that there are a number of positive signs for investors to consider, including:

o many stocks that appear to offer attractive long term investment potential are down significantly from their highs of the last three years,

o the Federal Reserve has lowered interest rates a number of times during the past year and additional cuts may yet be seen,

o after an energy scare earlier this year, inflation appears to be under control and, in the near term, possibly declining,

o the bubble of excess valuation that was seen in 1999 and early 2000 for a relatively narrow spectrum of the market has had a major deflation and,

o there is evidence that investors have started turning their attention to other equity investments that were relatively ignored during much of the 1998 - 2000 period.

Taking a broader perspective, bond and money market yields are relatively low, stocks as an investment category have generally declined for over a year, demographics continue to favor a positive cash flow into investments and the United States remains the most powerful economy in the world. Bottomline, we believe that the investment picture offers meaningful opportunity for the long term investor

Please call or write if you have any questions concerning your Armstrong investment.

Sincerely,


C. K. Lawson
President

August 15, 2001

--------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS IN SECURITIES-- JUNE 30, 2001
--------------------------------------------------------------------------------------------------
                                                        Shares or
                                                     principal amount    Cost     Market value (a)
--------------------------------------------------------------------------------------------------
Common stock (81.8%)
   Industry and issue
      Aerospace (3.3%)
          The Boeing Company                                5,000   $    293,580   $    278,000
          United Technologies Corporation                   4,000        254,750        293,040
-----------------------------------------------                      -----------    -----------
                                                                         548,330        571,040
-----------------------------------------------                      -----------    -----------
      Broadcasting and Media (12.9%)
         A.H. Belo Corporation                             12,000        171,285        226,080
         AOL Time Warner, Inc.*                            30,000        208,192      1,590,000
         Interpublic Group of Companies, Inc.               8,000        280,305        234,800
         New York Times Company                             5,000        197,188        210,000
-----------------------------------------------                      -----------    -----------
                                                                         856,970      2,260,880
-----------------------------------------------                      -----------    -----------
      Chemicals and Related (6.0%)
         Avery Dennison Corporation                        15,000        211,200        765,750
         Praxair, Inc.                                      6,000        212,890        282,000
-----------------------------------------------                      -----------    -----------
                                                                         424,090      1,047,750
-----------------------------------------------                      -----------    -----------


-----------------------------------------------                      -----------    -----------
      Communications and Related (2.3%)
         Corning, Inc.                                     24,000        131,044        400,800
-----------------------------------------------                      -----------    -----------
      Computer, Software, and Related (8.6%)
         International Business Machines Corporation        5,000        249,675        567,000
         Oracle Systems Corporation*                       48,000         75,280        940,320
-----------------------------------------------                      -----------    -----------
                                                                         324,955      1,507,320
-----------------------------------------------                      -----------    -----------
      Consumer Products (11.1%)
         Black & Decker Corporation                        10,000        216,760        394,600
         The Gillette Company                               7,232        166,636        209,728
         Kimberly Clark Corporation                         6,000        230,820        335,400
         Sensormatic Electronics Corporation*              13,000        221,910        221,000
         Wal-Mart Stores, Inc.                             16,000        196,800        783,200
-----------------------------------------------                      -----------    -----------
                                                                       1,032,926      1,943,928
-----------------------------------------------                      -----------    -----------
      Diversified Operations (2.4%)
         Tyco International Limited                         7,858        211,614        428,340
-----------------------------------------------                      -----------    -----------
      Educational Services (1.2%)
         DeVRY Inc.*                                        6,000        132,660        216,720
-----------------------------------------------                      -----------    -----------
      Environmental Services (2.8%)
         Ionics, Inc.*                                      8,000        186,800        252,000
         Waste Management, Inc.                             8,000        247,040        246,560
-----------------------------------------------                      -----------    -----------
                                                                         433,840        498,560
-----------------------------------------------                      -----------    -----------
      Financial and Related (4.6%)
         Bank of America Corporation                        4,000        240,350        240,120
         Citigroup, Inc.                                    5,867        246,800        310,012
         Washington Mutual, Inc.                            7,000        262,220        262,850
-----------------------------------------------                      -----------    -----------
                                                                         749,370        812,982
-----------------------------------------------                      -----------    -----------
      Food, Beverages and Related (8.6%)
         Brinker International, Inc.*                      14,000        260,961        361,900
         Pepsico, Inc.                                     20,000        116,802        884,000
         Tricon Global Restaurants, Inc.*                   6,000        137,198        263,400
-----------------------------------------------                      -----------    -----------
                                                                         514,961      1,509,300
-----------------------------------------------                      -----------    -----------
      Leisure Time (1.0%)
         Royal Caribbean Cruises Ltd.                       8,000        203,563        176,880
-----------------------------------------------                      -----------    -----------
      Medical and Related (16.2%)
         Abbott Laboratories                               30,000        182,381      1,440,000
         Medtronics, Inc.                                  20,000        190,438        920,200
         Pfizer, Inc.                                      12,284        170,000        496,028
-----------------------------------------------                      -----------    -----------
                                                                         542,819      2,856,228
-----------------------------------------------                      -----------    -----------
      Office Supplies and Equipment (0.8%)
         Staples, Inc.*                                     9,000        175,875        136,350
-----------------------------------------------                      -----------    -----------
            Total common stocks                                      $ 6,283,017    $14,367,078
-----------------------------------------------                      -----------    -----------

Short-term debt (20.9%)
   U.S. Treasury bills, due July,
         August and September 2001                      3,700,000    $ 3,671,129    $ 3,671,129)
-----------------------------------------------                      -----------    -----------
         Total investment securities - 102.7%                        $ 9,954,146    $18,038,207)
-----------------------------------------------                      -----------    -----------
         Other assets less liabilities - (2.7)%                                        (473,676)
-----------------------------------------------                                     -----------
         Net assets - 100.00%                                                       $17,564,531)
-----------------------------------------------                                     -----------

o    Non-income producing

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS-- YEAR ENDED JUNE 30, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest                                                         $   163,498
   Dividends                                                            137,387
--------------------------------------------------                  -----------
                                                                        300,885
--------------------------------------------------                  -----------
Operating expenses
   Investment advisory fees                           $   151,084
   Administrative fees                                     16,000
   Custodian fees                                           9,104
   Transfer agent fees                                      8,956
   Legal fees                                               1,631
   Accounting fees                                         17,450
   Registration fees, licenses and other                    5,224
   Reports and notices to shareholders                      8,897
   Directors' fees and expenses                             7,114
   Insurance expense                                        1,776       227,236
--------------------------------------------------    -----------   -----------
      Net investment income                                              73,649
--------------------------------------------------                  -----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Realized gains
      Proceeds from sales                                             1,598,337
      Cost of securities sold                                           978,752
--------------------------------------------------                  -----------
         Net realized gains                                             619,585
--------------------------------------------------                  -----------
   Unrealized appreciation
      Beginning of year                                              11,392,761
      End of year                                                     8,084,061
--------------------------------------------------                  -----------
      Decrease in unrealized appreciation                            (3,308,700)
--------------------------------------------------                  -----------
      Net realized and unrealized
         losses on investments                                       (2,689,115)
--------------------------------------------------                  -----------
      Decrease in net assets from operations                        $(2,615,466)
--------------------------------------------------                  -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES-- JUNE 30, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments in securities, at market value
   (identified cost, $9,954,146)                                     $18,038,207
Cash                                                                      54,545
Receivable from sales of securities                                      415,952
Dividends receivable                                                       3,120
Interest receivable                                                        9,701
Receivable from sales of capital stock                                       187
Prepaid expenses and other assets                                          1,705
---------------------------------------------------------------      -----------
                                                                      18,523,417
---------------------------------------------------------------      -----------
LIABILITIES:
Accrued expenses and other liabilities                                    16,142
Payable for investment securities purchased                              942,744
---------------------------------------------------------------      -----------
                                                                         958,886
---------------------------------------------------------------      -----------
NET ASSETS                                                           $17,564,531
---------------------------------------------------------------      -----------
NET ASSETS CONSIST OF:
   Paid in capital                                                   $ 9,275,017
   Undistributed net investment income                                    69,340
   Accumulated undistributed net realized gains on investments           136,113
   Net unrealized appreciation on investments                          8,084,061
---------------------------------------------------------------      -----------
Net assets applicable to 1,398,987 shares outstanding                $17,564,531
---------------------------------------------------------------      -----------
Net asset value per share                                            $     12.56
---------------------------------------------------------------      -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS-- YEARS ENDED JUNE 30
--------------------------------------------------------------------------------
                                                        2001           2000
--------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                $    73,649    $    15,096
Net realized gains on investments                        619,585      1,065,160
Increase (decrease) in unrealized appreciation
   of investments                                     (3,308,700      2,379,652
Net increase (decrease) in net assets
   resulting from operations                          (2,615,466)     3,459,908
-------------------------------------------------    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions paid from net realized gains         (1,533,071)      (615,506)
-------------------------------------------------    -----------    -----------
CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sale of capital stock               757,373        624,661
   Net asset value of shares issued as
      reinvestment of dividends                        1,490,497        593,207
-------------------------------------------------    -----------    -----------
                                                       2,247,870      1,217,868
-------------------------------------------------    -----------    -----------
Less cost of shares repurchased                         (661,063)    (1,150,364)
-------------------------------------------------    -----------    -----------
   Net increase in net assets resulting from
      capital share transactions                       1,586,807         67,504
   Total increase (decrease) in net assets            (2,561,730)     2,911,906
-------------------------------------------------    -----------    -----------
NET ASSETS:
Beginning of year                                     20,126,261     17,214,355
-------------------------------------------------    -----------    -----------
End of year (Note)                                   $17,564,531    $20,126,261
-------------------------------------------------    -----------    -----------

Note: At June 30, 2001 and 2000, undistributed net realized investment gains were $136,113 and $1,049,599, respectively. At June 30, 2001, undistributed net investment income was $69,340. At June 30, 2000, distributions in excess of net investment income was $4,309.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS-- JUNE 30, 2001
--------------------------------------------------------------------------------

Note A-- Nature of Operations and Summary of Accounting Policies
A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

Nature of Operations
Armstrong Associates, Inc. (the Company) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment management company.

Valuation of Securities
The Company's investments in common stocks traded on a national securities exchange or reported on the NASDAQ national market are carried at market value, which is determined by the last reported sales price on the day of valuation. Short-term debt securities are carried at cost which approximates market. Investment Transactions and Investment Income Investment transactions are recorded on a trade date basis, and realized gains and losses are calculated using the identified cost method. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note B -- Federal Income Taxes
As of June 30, 2001, the Company qualified and intends to continue to qualify each fiscal year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended. By qualifying, the Company will not be subject to Federal income taxes to the extent that it distributes all of its taxable income for its fiscal year.

Note C -- Purchases and Sales of Securities
For the year ended June 30, 2001, purchases and sales of securities, excluding short-term debt securities, aggregated $1,371,808 and $1,598,337, respectively. The Company paid total brokerage commissions aggregating $8,686 in 2001 on purchases and sales of investment securities. All commissions were paid to unaffiliated broker-dealers.

Note D-- Investment Advisory, Transfer Agent and Administrative Fees
The Company has agreed to pay its investment adviser, Portfolios, Inc. (Portfolios), a fee of .80% per annum of the average net asset value of the Company. For the year ended June 30, 2001, investment advisory fees to Portfolios amounted to $151,084. In order to effectively limit the expenses of the Company, the adviser has agreed to reimburse the Company for all expenses (including the advisory fee but excluding brokerage commissions, taxes and interest and extraordinary charges such as litigation costs) incurred by the Company in any fiscal year in excess of 2% of the first $10 million of its average daily net assets for the fiscal year, 1.5% of the next $20 million of average daily net assets and 1% of the remainder. No reimbursements were required in 2001.

Portfolios is the transfer agent for the Company. Applicable fees and expenses of $8,956 were incurred by the Company for the year ended June 30, 2001. In addition, under the terms of an administrative services agreement between Portfolios and the Company, Portfolios provides accounting services to the Company for an annual fee of $16,000 payable in equal monthly installments.
At June 30, 2001, the Company owed Portfolios $11,744 in accrued fees.

Note E -- Capital Stock
On June 30, 2001, there were 6,000,000 shares of $1 par value capital stock authorized, and capital paid in was $9,275,017. Transactions in capital stock for the years ended June 30, 2001 and 2000 were as follows:

                                                          2001           2000
--------------------------------------------------------------------------------
Shares sold                                               54,070         45,567
Shares issued as reinvestment of dividends               110,325         46,243
--------------------------------------------------    ----------     ----------
                                                         164,395         91,810
     Shares redeemed                                     (47,522)       (82,023)
--------------------------------------------------    ----------     ----------
          Net increase in shares outstanding             116,873          9,787
--------------------------------------------------    ----------     ----------

Note F -- Dividends
Distributions from net realized gains paid during the years ended June 30, 2001 and 2000 amounted to $1.19 and $.48 per share, respectively.

--------------------------------------------------------------------------------
CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

Selected per Share Data and Ratios

                                 Per share income and capital changes for a share outstanding throughtout the year ended June 30 (a)
------------------------------------------------------------------------------------------------------------------------------------
                                            2001       2000      1999       1998      1997      1996      1995      1994      1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year         $15.70     $13.53    $12.14     $11.61    $10.45    $ 9.70    $ 8.19    $ 8.26    $ 7.08

Income (loss) from investment operations
   Net investment income (loss)               .05        .01      (.01)       .03       .06       .05       .02        --       .02
   Net realized and unrealized gains
      (losses) on investments               (2.00)      2.64      1.89       1.38      1.64      1.10      2.12       .10      1.19
                                           ------     ------    ------     ------    ------    ------    ------    ------    ------

      Total from investment
         operations                         (1.95)      2.65      1.88       1.41      1.70      1.15      2.14       .10      1.21
Less distributions
   Dividends from net investment income        --         --       .04        .05       .07       .02       .04        --       .02
   Distributions from net realized gains     1.19        .48       .45        .83       .47       .38       .59       .17       .01
                                           ------     ------    ------     ------    ------    ------    ------    ------    ------

Net asset value, end of year               $12.56     $15.70    $13.53     $12.14    $11.61    $10.45    $ 9.70    $ 8.19    $ 8.26
                                           ======     ======    ======     ======    ======    ======    ======    ======    ======

Total return                               (12.99)%    20.38%    16.26%     13.31%    17.19%    12.09%    27.32%     1.13%    17.12%

Ratios/supplemental data
   Net assets, end of period (000's)       17,565     20,126    17,214     15,213    14,300    13,100    11,961     9,255     9,680

   Ratio of expenses to average
      net assets                              1.2        1.2       1.2        1.3       1.4       1.4       1.8       1.8       1.8
   Ratio of net investment income
      to average net assets                    .4         .1       (.1)        .2        .5        .5        .2        --        .2

   Portfolio turnover rate                      3%         3%        2%         7%        7%       19%       12%       15%       17%

                                 Per share income and capital changes for a share outstanding throughtout the year ended June 30 (a)
------------------------------------------------------------------------------------------------------------------------------------
                                            1992      1991       1990      1989      1988       1987      1986      1985      1984
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year         $ 6.87    $ 7.38     $ 7.74    $ 7.17    $ 9.66     $ 8.72    $ 7.65    $ 7.29    $10.22

Income (loss) from investment operations
   Net investment income (loss)               .06       .16        .23       .24       .09        .10       .14       .24       .16
   Net realized and unrealized gains
      (losses) on investments                 .33      (.27)       .19       .67      (.53)      1.51      1.17      1.02     (2.51)
                                           ------    ------     ------    ------    ------     ------    ------    ------    ------

      Total from investment
         operations                           .39      (.11)       .42       .91      (.44)      1.61      1.31      1.26     (2.35)
Less distributions
   Dividends from net investment income       .15       .23        .24       .11       .14        .16       .24       .14       .20
   Distributions from net realized gains      .03       .17        .54       .23      1.91        .51        --       .76       .38
                                           ------    ------     ------    ------    ------     ------    ------    ------    ------

Net asset value, end of year               $ 7.08    $ 6.87     $ 7.38    $ 7.74    $ 7.17     $ 9.66    $ 8.72    $ 7.65    $ 7.29
                                           ======    ======     ======    ======    ======     ======    ======    ======    ======

Total return                                 5.79%     (.92)%     5.93%    13.23%    (6.27)%    20.00%    17.80%    19.10%  (24.01)%

Ratios/supplemental data
   Net assets, end of period (000's)        9,366     9,228      9,770     9,887    10,435     12,294    11,714    10,957     9,788

   Ratio of expenses to average
      net assets                              1.9       1.9        1.8       1.9       2.0        1.7       1.6       1.7       1.6
   Ratio of net investment income
      to average net assets                    .8       2.3        2.9       3.0       1.3        1.0       1.6       3.1       1.9

   Portfolio turnover rate                     35%       24%        44%       46%       20%        51%       54%       53%       96%

                                 Per share income and capital changes for a share outstanding throughtout the year ended June 30 (a)
------------------------------------------------------------------------------------------------------------------------------------
                                            1983      1982       1981      1980      1979      1978      1977      1976      1975
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year         $ 7.10    $ 9.37     $ 7.74    $ 7.06    $ 6.50    $ 5.68    $ 5.30    $ 3.81    $ 2.74

Income (loss) from investment operations
   Net investment income (loss)               .21       .41        .24       .23       .16       .08       .04       .03       .07
   Net realized and unrealized gains
      (losses) on investments                3.72     (1.28)      2.62      1.40       .84       .78       .38      1.53      1.04
                                           ------    ------     ------    ------    ------    ------    ------    ------    ------

      Total from investment
         operations                          3.93      (.87)      2.86      1.63      1.00       .86       .42      1.56      1.11
Less distributions
   Dividends from net investment income       .43       .19        .23       .13       .11       .04       .04       .07       .04
   Distributions from net realized gains      .38      1.21       1.00       .82       .33        --        --        --        --
                                           ------    ------     ------    ------    ------    ------    ------    ------    ------

Net asset value, end of year               $10.22    $ 7.10     $ 9.37    $ 7.74    $ 7.06    $ 6.50    $ 5.68    $ 5.30    $ 3.81
                                           ======    ======     ======    ======    ======    ======    ======    ======    ======

Total return                                61.27%    (9.87)%    38.04%    24.08%    15.17%    15.31%     8.05%    42.06%    41.46%

Ratios/supplemental data
   Net assets, end of period (000's)       12,869     7,669      8,277     5,777     4,538     3,886     3,649     3,785     2,892

   Ratio of expenses to average
      net assets                              1.6       1.7        1.5       1.6       1.5       1.5       1.5       1.5       1.5
   Ratio of net investment income
      to average net assets                   2.4       5.6        2.7       3.2       2.3       1.6       1.9        .8       2.7

   Portfolio turnover rate                     59%       34%        60%      131%       97%      151%      113%      113%      210%

(a) For a share outstanding throughout the year. Per share data has been rounded to nearest cent and adjusted to give effect to a 2-for-1 stock split, effective October 16, 1978, by means of a stock distribution.

(b)  The  Fund  had  no  senior   securities  or  outstanding  debt  during  the
     twenty-seven-year period ended June 30, 2001.

See accompanying independent auditors' report.

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Shareholders and Board of Directors
Armstrong Associates, Inc.

We have audited the accompanying statement of assets and liabilities of Armstrong Associates, Inc., including the schedule of portfolio of investments in securities as of June 30, 2001, the statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended June 30, 2001, and the selected per share data and ratios for each of the ten years in the period ended June 30, 2001. These financial statements and per share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits. The selected per share data and ratios for each of the seventeen years in the period ended June 30, 1991, were audited by other independent certified public accountants whose report thereon dated July 19, 1991, expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Armstrong Associates, Inc. as of June 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2001, and the selected per share data and ratios for each of the ten years in the period ended June 30, 2001, in conformity with accounting principles generally accepted in the United States of America.


GRANT THORNTON LLP

Dallas, Texas
July 20, 2001